Exhibit 10.37

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of December 23, 2015, among TWIN RIVER MANAGEMENT GROUP, INC, a Delaware corporation (the “Borrower”), TWIN RIVER WORLDWIDE HOLDINGS, INC., a Delaware corporation (“Holdings”), each of the Subsidiary Guarantors (as defined in the Credit Agreement described below), each of the undersigned Lenders (defined below), and DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”). Capitalized terms used but not defined in this Amendment have the meanings given them in the Credit Agreement (defined below).

RECITALS

A.           The Borrower and Holdings are party to that certain Credit Agreement dated as of July 10, 2014 (as amended by that certain First Amendment to Credit Agreement dated as of May 21, 2015 and as the same may be further amended, restated, or supplemented from time to time, the “Credit Agreement”), among the Borrower, Holdings, the lenders from time to time party thereto (collectively, the “Lenders” and each individually, a “Lender”), and Deutsche Bank AG New York Branch as administrative agent for the Lenders and as collateral agent for the Secured Parties.

B.           The Borrower and Holdings wish to amend the Credit Agreement on the terms set forth herein.

C.           The Required Lenders are willing to amend the Credit Agreement subject to the terms and conditions of this Amendment.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the undersigned hereby agree as follows:

1.           Amendments to Credit Agreement.

(a)          Section 1.01 of the Credit Agreement is hereby amended to add the following new definitions in the appropriate alphabetical order:

“Equity Issuance” means the issuance of any Equity Interests (other than Disqualified Stock) by Holdings and shall include rights offerings and the exercise of options.

“Second Amendment” means that certain Second Amendment to Credit Agreement, dated as of December 23, 2015, among the Borrower, Holdings, the Subsidiary Guarantors, the Lenders party thereto and the Administrative Agent.

“Second Amendment Effective Date” means the date and time on which all of the conditions to effectiveness specified in Section 2 of the Second Amendment are satisfied.

(b)          Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the definition of “Available Amount” in its entirety as follows:

“Available Amount” shall mean, on any date of determination, an amount equal to (a) the cumulative amount of Excess Cash Flow for all fiscal years then ended after the Closing Date to the extent such Excess Cash Flow was not required to be applied to prepay Loans in accordance with Section 2.13(d) (provided that Excess Cash Flow for the then most recently ended Fiscal Year, if the required date of prepayment of such Excess Cash Flow for such Fiscal Year has not yet occurred pursuant to Section 2.13(d), shall only be included in the amount calculated under this clause (a) if the financial statements that are required to be delivered under Section 5.04 for such Fiscal Year have been delivered and the amount of Excess Cash Flow for such Fiscal Year required to be applied to prepay Loans in accordance with Section 2.13(d) has been calculated) plus (b) the net cash proceeds of all Equity Issuances received by Holdings after the Closing Date and on or prior to such date of determination (including, for the avoidance of doubt, the amount of $5,153,439 representing the exercise of stock options of Holdings made after the Closing Date and prior to the Second Amendment Effective Date) minus (c) the sum of any amounts used on or prior to such date of determination in reliance on the Available Amount including any amounts used to make Restricted Payments pursuant to Section 6.06(a)(v). Notwithstanding anything contained herein, the Borrower and/or Holdings shall be permitted, on any date after the Second Amendment Effective Date and prior to the date that financial statements for the Fiscal Year ending December 31, 2015 are required to be delivered under Section 5.04, to apply up to $25,000,0000 of Excess Cash Flow for the Fiscal Year ending December 31, 2015 that is not, and will not be, required to be applied to prepay Loans in accordance with Section 2.13(d) to the Available Amount, which amount shall be used to make Restricted Payments pursuant to Section 6.06(a)(v) (subject to compliance with the conditions contained therein), notwithstanding whether or not (i) the financial statements for the Fiscal Year ending December 31, 2015 have been delivered pursuant to Section 5.04, (ii) the required date of prepayment of Excess Cash Flow for the Fiscal Year ending December 31, 2015 has occurred or (iii) the amount of Excess Cash Flow for the Fiscal Year ending December 31, 2015 has been calculated.

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(c)          Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the last paragraph of the definition of “Consolidated EBITDA” in its entirety as follows:

“in each case determined on a consolidated basis in accordance with GAAP; provided that (i) to the extent any non-cash charge specifically added back to Consolidated EBITDA in a prior period pursuant to any clause of this definition becomes a cash charge, a deduction in the amount of such cash charge (without duplication of any other deduction of the same amount) from Consolidated EBITDA shall be made to the full extent of such cash charge, during the period in which such non-cash charge becomes a cash charge, (ii) to the extent all or any portion of the income of any Person is excluded from Consolidated Net Income pursuant to the definition thereof for all or any portion of such period, any amounts set forth in the preceding clauses (a) through (n) that are attributable to such Person shall not be included for purposes of this definition for such period or portion thereof, (iii) for purposes of calculating Consolidated EBITDA for any period, Consolidated EBITDA of (x) any Person or line of business sold or otherwise disposed of by Holdings, the Borrower or any Subsidiary Guarantor and (y) any Subsidiary Guarantor which was designated as an Unrestricted Subsidiary during such period in accordance with Section 5.09, shall in each case be excluded for such period (as if the consummation of such sale or other disposition or such designation as an Unrestricted Subsidiary and the repayment of any Indebtedness in connection therewith occurred as of the first day of such period), (iv) for purposes of calculating Consolidated EBITDA for any period (other than for purposes of calculating Excess Cash Flow for any such period), the Consolidated EBITDA of any Person or line of business acquired during such period by Holdings, the Borrower or any Restricted Subsidiary, shall (to the extent that such Person is a Restricted Subsidiary) be included in Consolidated EBITDA for such period on a pro forma basis as if such acquisition had occurred on the first day of such period (including, for the avoidance of doubt, such Consolidated EBITDA of the Newport Grand Casino) and (v) any non-cash gains or losses resulting from changes in the valuation of the contingent value rights issued pursuant to the CVR Agreement shall be excluded for purposes of determining Consolidated EBITDA. For purposes of determining the Leverage Ratio as of or for the periods ended on June 30, 2014, September 30, 2014 and December 31, 2014, Consolidated EBITDA will be deemed to be equal to (i) for the fiscal quarter ended September 30, 2013, $35,666,000, (ii) for the fiscal quarter ended December 31, 2013, $30,288,000 and (iii) for the fiscal quarter ended March 31, 2014, $37,577,000.”

2.           Conditions. This Amendment shall be effective as of the date and time on which the following conditions are satisfied:

(a)          delivery of this Amendment executed by the Borrower, Holdings, each Subsidiary Guarantor, the Required Lenders, and the Administrative Agent;

(b)          the Administrative Agent shall have received all out-of-pocket expenses (including reasonable and documented fees of Latham & Watkins LLP, counsel to the Administrative Agent) required to be reimbursed or paid by the Borrower hereunder;

(c)          the Borrower shall have paid to the Administrative Agent, for the account of each Lender that has delivered an executed counterpart consenting to this Amendment prior to 5:00 p.m. New York time on December 18, 2015, a consent fee equal to 0.10% of the aggregate amount of such Lender’s Revolving Credit Commitments and the outstanding amount of such Lender’s Closing Date Term Loans on the effective date of this Amendment (after giving effect to the voluntary prepayment referred to in clause (d) below); and

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(d)          the Borrower shall have made a voluntary prepayment of the Term Loans in an amount of not less than $30,000,000.

3.           Representations and Warranties. Each of the Loan Parties represents and warrants to the Administrative Agent and each of the Lenders that (a) it has all requisite power and authority to execute, deliver and perform its obligations under this Amendment, (b) this Amendment has been duly authorized by all requisite corporate and, if required, stockholder action, (c) the execution, delivery and performance of its obligations under this Amendment will not (i) violate (A) any provision of law, statute, rule or regulation, (B) any provision of the certificate or articles of incorporation or other constitutive documents or by-laws of Holdings, the Borrower or any Subsidiary Guarantor, (C) any order of any Governmental Authority or (D) any material provision of any indenture, agreement or other instrument to which Holdings, the Borrower or any Subsidiary Guarantor is a party or by which any of them or any of their property is or may be bound, except in the case of the foregoing clauses (A), (C) and (D), where such violation could not reasonably be expected to result in a Material Adverse Effect, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any indenture, agreement or other instrument governing Material Indebtedness, or (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by Holdings, the Borrower or any Subsidiary Guarantor (other than any Lien permitted hereunder or created pursuant to the Security Documents), (d) this Amendment has been duly executed and delivered by each Loan Party and constitutes a legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general equitable principles (whether enforcement is sought by proceedings in equity or at law), (e) no action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with this Amendment, except for (i) such actions, consents or approvals (including, without limitation, all necessary shareholder approvals, Gaming/Racing Licenses, Liquor Licenses and other Governmental Approvals) as have been made or obtained and are in full force and effect, and (ii) where the failure to obtain such consent or approval, to make such registration or filing or take such other action could not reasonably be expected to result in a Material Adverse Effect, (f) each of the representations and warranties set forth in each Loan Document to which it is a party are true and correct in all material respects on and as of the Second Amendment Effective Date with the same effect as though made on and as of the Second Amendment Effective Date (except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date), except that such materiality qualifier shall not be applicable to any representation and warranty that is already qualified by materiality or Material Adverse Effect, (g) it is in full compliance with all covenants and agreements contained in each Loan Document to which it is a party and (h) after giving effect hereto, no Default has occurred and is continuing. The representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment. No investigation by the Administrative Agent or any is required for the Administrative Agent or any Lender to rely on the representations and warranties in this Amendment.

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4.           Scope of Amendment; Reaffirmation. All references to the Credit Agreement shall refer to the Credit Agreement as amended by this Amendment. Except as affected by this Amendment, the Loan Documents are unchanged and continue in full force and effect. This Amendment is a Loan Document. However, in the event of any inconsistency between the terms of the Credit Agreement (as amended by this Amendment) and any other Loan Document, the terms of the Credit Agreement shall control and such other document shall be deemed to be amended to conform to the terms of the Credit Agreement. Each of the Loan Parties (other than Holdings and the Borrower) acknowledges that its consent to this Amendment is not required, but each of the undersigned nevertheless does hereby agree and consent to this Amendment and to the documents and agreements referred to herein. Each of the Loan Parties agrees and acknowledges that (i) notwithstanding the effectiveness of this Amendment, such Loan Party’s guaranty (as applicable) and grant of Liens and security interests under the Loan Documents to which it is a party shall remain in full force and effect without modification thereto and shall apply to the Obligations as amended hereby and (ii) nothing herein shall in any way limit any of the terms or provisions of such Loan Party’s guaranty (as applicable) or grant of Liens and security interests to the Collateral Agent or any other Loan Document executed by such Loan Party, all of which are hereby ratified, confirmed and affirmed in all respects after giving effect to this Amendment. Each of the Loan Parties (other than the Borrower) hereby agrees and acknowledges that no other agreement, instrument, consent or document shall be required to give effect to this section. Each of the Loan Parties (other than the Borrower) hereby further acknowledges that Holdings, the Borrower, the Administrative Agent and any Lender may, in accordance with the terms of the Credit Agreement, from time to time enter into any further amendments, modifications, terminations and/or waivers of any provisions of the Loan Documents without notice to or consent from such Loan Party and without affecting the validity or enforceability of such Loan Party’s guaranty or grant of Liens and security interests under the Loan Documents or giving rise to any reduction, limitation, impairment, discharge or termination of such Loan Party’s guaranty or grant of Liens and security interests under the Loan Documents.

5.           Miscellaneous.

(a)          No Waiver of Defaults. This Amendment does not constitute (i) a waiver of, or a consent to, (A) any provision of the Credit Agreement or any other Loan Document not expressly referred to in this Amendment, or (B) any present or future violation of, or default under, any provision of the Loan Documents, or (ii) a waiver of the Administrative Agent’s or any Lender’s right to insist upon future compliance with each term, covenant, condition and provision of the Loan Documents.

(b)          Headings. The headings and captions used in this Amendment are for convenience only and will not be deemed to limit, amplify or modify the terms of this Amendment, the Credit Agreement, or the other Loan Documents.

(c)          Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.

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(d)          Multiple Counterparts. This Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument. This Amendment may be transmitted and signed by facsimile, portable document format (PDF), and other electronic means. The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually- signed originals and shall be binding on the Loan Parties, the Administrative Agent and the Lenders. The Administrative Agent may also require that any such documents and signatures be confirmed by a manually-signed original; provided that, the failure to request or deliver the same shall not limit the effectiveness of any facsimile, PDF, or other electronic document or signature.

(E)         GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE APPLICATION OF ANOTHER STATE’S LAW.

(F)         ENTIRETY. The Credit Agreement (as amended hereby) and the other Loan Documents constitute the entire contract between the parties hereto relative to the subject matter hereof.

[Signatures appear on the following pages.]

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This Amendment is executed as of the date set out in the preamble to this Amendment.

TWIN RIVER MANAGEMENT GROUP, INC.

By:	/s/ Craig Eaton
Name:	Craig Eaton
Title:	Sr. Vice President

TWIN RIVER WORLDWIDE HOLDINGS, INC.

By:	/s/ Craig Eaton
Name:	Craig Eaton
Title:	Sr. Vice President

UTGR, INC.

By:	/s/ Craig Eaton
Name:	Craig Eaton
Title:	Sr. Vice President

PREMIER ENTERTAINMENT BILOXI LLC

By:	/s/ Craig Eaton
Name:	Craig Eaton
Title:	Sr. Vice President

PREMIER FINANCE BILOXI CORP.

By:	/s/ Craig Eaton
Name:	Craig Eaton
Title:	Sr. Vice President

JAMLAND, LLC

By:	/s/ Craig Eaton
Name:	Craig Eaton
Title:	Sr. Vice President

Signature Page to Second Amendment to Credit Agreement

PREMIER ENTERTAINMENT II, LLC

By:	/s/ Craig Eaton
Name:	Craig Eaton
Title:	Sr. Vice President

BORDER INVESTMENTS, LLC

By:	/s/ Craig Eaton
Name:	Craig Eaton
Title:	Sr. Vice President

Signature Page to Second Amendment to Credit Agreement

ADMINISTRATIVE AGENT:

DEUTSCHE BANK AG, NEW YORK BRANCH,
as Administrative Agent

By:	/s/Marcy Kay Coyle
Name:	Mary Kay Coyle
Title:	Managing Director

By:	/s/ Dusan Lazarov
Name:	Dusan Lazarov
Title:	Director

Signature Page to Second Amendment to Credit Agreement

[Lender signature pages on file with Administrative Agent]